Exhibit 99.1

Summer 2022 NASDAQ: FVCB

Forward-Looking Statements; Non-GAAP Information This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or the results of operations and policies of FVCBankcorp, Inc. (“FVCB”) and regarding general economic conditions. These forward-looking statements include, but are not limited to, statements about (i) FVCB’s plans, obligations, expectations and intentions and (ii) other statements that are not historical facts. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon the expectations, beliefs and assumptions of the management of FVCB as to the expected outcomes of future events, current and anticipated economic conditions, nationally and in FVCB’s markets, and their impact on the operations and assets of FVCB, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant risks and uncertainties. Factors that could cause results and outcomes to differ materially include, among others, expected growth opportunities; changes in FVCB’s operating or expansion strategy; availability of and costs associated with obtaining timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of FVCB to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of FVCB’s interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions and other risk factors described in FVCB’s filings with the SEC. For a discussion of these and other factors, please review the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in FVCB’s Annual Report on Form 10-K for the year ended December 31, 2021. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on such forward-looking statements. Past results are not necessarily indicative of future performance. FVCB assumes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this release. Use of Non-GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures include pre-tax pre-provision return on average assets, pre-tax pre-provision return on average equity, tangible book value, tangible common equity, tangible assets and efficiency ratio. The non-GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations. FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation. 2

Company Snapshot


LPO
6
Columbia
Germantown
8
Sterling
7
3
Bowie
4
9
1
Centreville
2
5

	Address	City , State	Total Deposits ($000)	5-Year CAGR (%)
1	11325 Random Hills Rd	Fairfax, VA	868,291	25.48
2	7900 Sudley Rd	Manassas, VA	398,610	21.41
3	11260 Roger Bacon Dr	Reston, VA	221,807	11.32
4	2500 Wilson Blvd	Arlington, VA	143,326	13.00
5	6975 Springfield Blvd	Springfield, VA	59,498	9.63
6	224 Albemarle St	Baltimore, MD	33,031	16.78
7	6929 Arlington Rd	Bethesda, MD	33,644	22.99
8	1600 E Gude Dr	Rockville, MD	19,728	(14.59)
9	1301 9th St NW	Washington, DC	41,420	(7.68)

Dollar values in thousands, except per share data

Financial Highlights [1]

Total Assets	$2,090,121
Gross Loans	$1,515,644
Total Deposits	$1,819,355
Tangible Common Equity	$192,891
TCE / TA	9.23%
ROAA	1.30%
MRQ Pre-tax pre-provision ROAA	1.64%
ROAE	12.63%
MRQ Pre-tax pre-provision ROAE	15.96%
MRQ Net Interest Margin	3.15%
MRQ Operating Efficiency Ratio	49.88%
NPAs[2] / Assets	0.17%

Capitalization Detail [1]

Common Shares Outstanding (actual)	13,970,623
Options Outstanding	1,328,304
Average Weighted Strike Price of Options	$8.51
Restricted Stock Units (Exluded from share count)	123,796
Basic Tangible Book Value per Share	$13.81
MRQ EPS Annualized	$1.80

(1) Financial data as of the quarter ended March 31, 2022 unless otherwise noted
(2) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned.
(3) Non-GAAP financial measure. See the reconciliation included in the appendix to this presentation.

FVCBankcorp, Inc.

3

An Attractive Investment Opportunity in the DC and Baltimore MSAs 4 •Sixth largest MSA with favorable demographics, economic trends and business investments •Recent consolidation in local markets has created growth opportunities for remaining firms •Organic CAGRs in excess of 14% for assets, loans, deposits and pre-tax income since 2016 •Pre-tax pre-provision ROAA and ROAE of 1.64% and 15.96%, respectively, for the most recent quarter •Commercial focused lending portfolio with small average loan balances that further mitigates risk •Emphasis on credit administration and risk management; comprehensive policies and procedures enabling the maintenance of strong asset quality •Strategy of full service relationship banking helps support FVCB’s margin •Treasury management tools allow FVCB to compete against larger competitors and attract sophisticated commercial and government customers •Hands on management team with intimate knowledge of clients, credits, markets and employees •Proven track record of growth at varying institutions within the DC MSA Well positioned in one of the most attractive banking markets in the U.S. Track record of exceptional growth and strong profitability Disciplined, low risk commercial balance sheet Strong core deposit base Experienced leadership team

Technology Deployment Driving Top-Tier Performance

Embracing technology to capitalize on opportunities to grow market share and improve efficiencies

Strategically Aligned Solutions

- Loan Origination Platform provides paperless workflow solution and automates approval process
- Automated borrowing base certification process (Accounts Receivable Financing) streamlines process for customer and lender
- Automated warehouse lending platform from loan approval to funding to general ledger recordation allows timely response with limited resources
- Automated construction loan functionality for lender, borrower, title insurance and inspector integrated with core system enhances risk monitoring and facilitates funding of draws
- Loan decisioning module for small business lending to expedite underwriting function
- Online deposit account opening for consumers integrated with core system
- Enterprise-wide data analytics functionality (KlariVis)*
    - provides immediate access to better communicate and respond to customers
    - provides dashboards to easily analyze activity for all areas of the Bank
    - provides board reports without requiring preparation
- Robotic Process Automation used for internal processes have reduced risk of error and reduced processing time from hours to minutes. Collectively hundreds of hours have been saved on daily, weekly, monthly and periodic repetitive manual processes
- Improved payment system for customers with implementation of Zelle

*FVCbankcorp, Inc. has invested in KlariVis

FVCBankcorp, Inc.

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1 Well Positioned In One of the Most Attractive Markets in the U.S.

Top 10 MSAs By Population

Market Name	Population	2027 Projected Population	Median Household Income ($)	2027 Projected Median Household Income ($)
New York-Newark-Jersey City	20,006,203	21,045,615	92,717	104,070
Los Angeles-Long Beach-Anaheim	13,207,559	13,343,788	86,804	98,253
Chicago-Naperville-Elgin	9,535,847	9,657,030	83,335	93,568
Dallas-Fort Worth-Arlington	7,826,862	8,291,685	81,205	90,829
Houston-The Woodlands-Sugar Land	7,273,204	7,711,294	74,859	82,549
Washington-Arlington-Alexandria	**6,441,102**	**6,702,073**	**115,601**	**125,882**
Philadelphia-Camden-Wilmington	6,265,252	6,486,448	81,746	90,787
Miami-Fort Lauderdale-Pompano Beach	6,227,541	6,474,537	67,696	77,065
Atlanta-Sandy Springs-Alpharetta	6,206,533	6,540,650	79,388	88,792
Boston-Cambridge-Newton, MA-NH	5,011,582	5,238,768	103,847	116,543

Source: S&P Global Market Intelligence; FDIC, Proximityone.com, DC Department of Employment Services, Maryland Department of Labor, Licensing and Regulation, US News and World Report

Vibrant Economy

- Washington D.C. and Baltimore MSAs contain 30 and 7 Fortune 1000 companies, respectively
- Over 3.3 million private sector employees and nearly 1 million public sector employees in the Washington D.C. and Baltimore MSAs
- Virginia was ranked the 1st best state for business in 2021 by CNBC
- Both states have large workforce populations spanning several generational demographic cohorts
- 9 of the top 30 wealthiest counties in the nation are located in Washington DC and Baltimore MSAs
- Numerous Government Contracting entities support government functions
- With over 30 banks acquired in these markets over the past five years, there are limited investment opportunities to invest in community banks in this market

amazon.com LOCKHEED MARTIN

DEPARTMENT OF DEFENSE · UNITED STATES OF AMERICA

GENERAL DYNAMICS

MARRIOTT

MedStar Health Booz | Allen | Hamilton

FVCBankcorp, Inc.

6

Colombo contribution 7 Total Assets ($M) Total Loans, Net of Fees ($M) Total Deposits ($M) CAGR: 17.5% CAGR: 13.1% CAGR: 17.2% Organic YOY Growth Rate Organic YOY Growth Rate(1) Organic YOY Growth Rate Organic Growth Track Record of Exceptional Growth and Strong Profitability Relationship Driven Model Continues to Create Balance Sheet Leverage 15.8% 9.5% 24.6% 18.5% 21.0% -5.1% 15.8% 11.8% 14.2% 3.3% 12.4% 1.5% 19.6.8% 10.3% 10.8% 19.1% 23.0% -3.5%

Disciplined, Low-Risk Commercial Balance Sheet

Well Diversified Commercial Portfolio

C&I Portfolio ($000s)	Balance	% of Portfolio	Yield
Commercial and Industrial	$194,216	12.8%	4.07 %
Owner Occupied CRE	$201,527	13.3%	4.36 %
Total C&I	**$395,743**	**26.2%**	**4.22 %**
Commercial Real Estate Portfolio	**Balance**	**% of Portfolio**	**Yield**
Nonowner Occupied CRE	$607,096	40.1%	4.03 %
Multifamily	$119,555	7.9%	3.90 %
Construction & Development	$180,729	11.9%	4.29 %
Total CRE	**$907,380**	**60.0%**	**4.06 %**
Other Loans	**Balance**	**% of Portfolio**	**Yield**
Residential 1-4	$79,030	5.2%	4.07 %
Residential 1-4 Investment Property	$79,340	5.2%	4.21 %
Home Equity Lines	$40,785	2.7%	3.82 %
Other Loans	$10,197	0.7%	6.21 %
Total Loans	$1,512,475		4.23 %


CRE
60.0%
C&I
26.2%
Other
13.8%

Non-Owner Occupied CRE & Construction

($000s) CRE Type	Balance	% of Total Loans (excl. PPP Loans)	LTV (Maximum Bank Guidelines)	DSC (Minimum Bank Guidelines)
Multi-family	$119,864	10.81%	80%	1.2
Retail	$210,391	18.97%	75%	1.2
Office	$96,449	8.70%	75%	1.2
Hotel	$58,012	5.23%	65%	1.3
Construction	$125,687	11.33%	75%	-
AD&C	$4,878	0.44%	65%	-
Land	$50,164	4.52%	60%	-
Industrial	$90,039	8.12%	75%	1.2
Mixed Use	$71,687	6.46%	75%	1.2
Special Use	$1,547	0.14%	65%	1.05 - 1.30
Other	$78,662	7.09%	65%-80%	1.2 -1.3
Total Non Owner Occupied	**$907,380**			

Positioning For Future Growth

- 19 loan officers with deep connections to the markets; average experience of over 20 years
- Focused effort on commercial, real estate and small business, including government contracting.
- Expanded focus on government contracting provides large source of growth potential
- Small average loan balance helps mitigate risk
  - C&I average loan size: $291,000
  - CRE average loan size: $1.67 million

FVCBankcorp, Inc.
8

(1) Non-GAAP financial measure. (2) Excludes one-time transaction costs of $3.3 million for 2018, $0.13 million for 2019, $0.68 million for 2020, $1.8 million for 2021, and $125 thousand for 2022 Q1. 9 Pre-Tax Pre-Provision Income ($M)1 Efficiency Ratio (%)1 Net Interest Margin (%) Track Record of Exceptional Growth and Strong Profitability Stable Margin and Improving Efficiency Produce An Attractive Earnings Stream

10 Net Charge-Offs (Recoveries) / Average Loans Asset Quality Trends Over Time¹ Well-Reserved Loan Portfolio (1) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned ($000s) Nonperforming Loans (NPLs) OREO Disciplined, Low-Risk Commercial Balance Sheet Proven History of Strong Credit Metrics ($000s) ALLL Balance at 12/31/2021 $13,829 Net Charge-Offs (416) Provision for Loan Losses $350 ALLL Balance at 03/31/2022 $13,763 Remaining Fair Value Discount $677 Total Effective Reserve $14,440 Loans, Net of Fees (excluding PPP Loans) at 03/31/2022 $1,512,475 ALLL Coverage 0.91% Remaining Mark Coverage 0.04% Effective Reserve Coverage 0.95%

Strong Core Deposit Base • Full service relationships continue to drive core deposit growth ‒ Approximately $1.00 billion in loans, or 74% of the commercial loan portfolio, retain a deposit relationship with the bank • Growth in commercial accounts provide cross selling opportunities with FVCB’s technology investment ‒ $1.29 billion in commercial deposits, across 6,600 accounts, with an average rate of 0.23% ‒ Treasury management tools and high- touch service allows FVCB to compete for larger clients • $84.8 million in public funds at an average rate of 0.35% 11 Deposit Portfolio Composition As of 03/31/2017 As of 3/31/2022 03/31/17 Cost of Deposits: 0.89% Deposit Composition By Delivery Channel MRQ Cost of Deposits: 0.42% ($000s) Commercial Retail Public Wholesale Balance Wtd. Cost Balance Wtd. Cost Balance Wtd. Cost Balance Wtd. Cost DDA $ 513,441 – $ 32,415 0.00% $ 00 – $ 00 – Now / Transactions $ 664,227 0.28% $ 16,173 0.13% $ 100 0.35% $ 00 – Savings / MMDA $ 223,074 0.36% $ 111,472 0.32% $ 46,879 0.42% $ 00 – Time Deposits $ 73,954 0.93% $ 64,848 0.71% $ 37,773 0.26% $ 35,000 0.50 % Total $ 1,474,696 0.23% $ 224,908 0.37% $ 84,752 0.35% $ 35,000 0.50 % Total Deposits $ 1,819,355 0.42%

Experienced Leadership Team Management Team With Strong Ties to The Market… 12 FVCB’s executive management team consists of seven officers with over 203 years of combined experience in the Washington, D.C. metropolitan area • David Pijor was the founding Chairman of the Board of James Monroe Bancorp, which opened in June 1998 in Arlington, VA, and was instrumental in the growth and strategic direction of the bank until its sale to Mercantile Bankshares Corporation in 2006 for $143.8 million Name Current Position Prior Community Bank Experience Years Years at FVCB Experience David W. Pijor Chairman & CEO, Company and Bank James Monroe Bancorp 22 14 Patricia A. Ferrick President, Company and Bank Southern Financial Bancorp, Potomac Bank of Virginia 34 14 B. Todd Dempsey EVP and Chief Operating Officer, Company and Bank United Bank 40 14 William G. Byers EVP and Chief Lending Officer, Company and Bank Middleburg Bank, Century National Bank 27 10 Michael G. Nassy EVP and Chief Credit Officer, Company and Bank City First Bank of DC, National Cooperative Bank 21 9 Sharon L. Jackson EVP and Chief Banking Officer, Company and Bank MainStreet Bank 35 5 Jennifer L. Deacon EVP and Chief Financial Officer, Company and Bank Cardinal Financial Corp. 24 4

Experienced Leadership Team

…Governed and Supported By An Exceptional Board

David Pijor
Chairman & CEO

- Served as Chairman of the Board and CEO of FVCB since its organization
- Lead organizer, Chairman of the Board and General Counsel of James Monroe Bank from its inception to sale to Mercantile Bankshares

L. Burwell Gunn Jr.
Vice Chairman

- Served as Vice Chairman of the Board since 2015
- Served as President and COO of FVCB from 2008 to 2013
- Served as CEO and President of Cardinal Bank from 1997 to 1999

	Bio
Patricia Ferrick President & Director	• Serves as President of the Bank and Company • CFO and EVP from FVCB's inception until June of 2017 • Former auditor at KPMG
Scott Laughlin Director	• Co-owner of LMO Advertising • Advisor at First Juice, Inc. and Ardent Capital
Tom Patterson Director	• Former Attorney with Linowes and Blocher, LLP • Served as Director at James Monroe Bank • Vice President of Friendship Place non-profit
Devin Satz Director	• Founder of Synchronous Knowledge, Inc. until its sale to IMS Health Incorporated in 2005 • Retired from the U.S. Air Force in 1999
Larry Schwartz Director	• Retired Partner with PBMares LLP • Former Director of Annapolis Bancorp

	Bio
Meena Krishnan Director	• Joined the Board January 2021 • Founder, President and Chief Executive Officer of Inoventures, LLC and SciMetrika, LLC, a subsidiary of Inoventures, LLC
Sidney Simmonds Director	• President of Simmonds & Klima, Ltd • Served as Chairman of the Board at 1st Commonwealth Bank of Virginia • Served as Director of Bank of Northern Virginia
Daniel Testa Director	• Owner, President and CEO of TCI since 1980 • Serves as Director of Advanced Solutions International
Phillip Wills Director	• Manages various Wills family real estate development firms • Co-founded Church Investments and Consolidated Green Services
Steven Wiltse Director	• Partner and Co-founder of Argy, Wiltse & Robinson, P.C. • Served as Director at Cardinal Financial Corp

FVCBankcorp, Inc.

13

Appendix: Additional Materials 14

Appendix: Non-GAAP Financial Measures

Pre-Tax Pre-Provision Income & Other Financial Metrics
(Dollars and shares in thousands, except per share data)

	For the Years Ended December 31,						For the Three Months Ended March 31,	
	2016	2017	2018	2019	2020	2021	2021	2022
Net Income								
Net income (GAAP)	$ 6,932	$ 7,690	$ 10,869	$ 15,828	$ 15,501	$ 21,933	$ 5,569	$ 6,613
Add: Provision for loan losses	1,471	1,200	1,920	1,720	5,016	(500)	-	350
Add: Merger-related expenses	-	-	3,339	133	-	1,445	-	125
Add: Impairment loss related to branch closures	-	-	-	-	676	-	-	-
Add: Income tax expense	3,571	6,846	2,238	4,184	4,156	6,276	1,383	1,270
Pre-tax Pre-provision income (non-GAAP)	**$ 11,974**	**$ 15,736**	**$ 18,366**	**$ 21,865**	**$ 25,349**	**$ 29,154**	**$ 6,952**	**$ 8,358**
Earnings per share (EPS)								
Weighted average common shares outstanding, diluted	10,922	11,545	12,822	14,825	14,134	14,581	14,536	14,714
EPS - diluted (GAAP)	$ 0.63	$ 0.67	$ 0.85	$ 1.07	$ 1.10	$ 1.50	$ 0.38	$ 0.45
Pre-tax pre-provision EPS -diluted (non-GAAP)	$ 1.10	$ 1.36	$ 1.43	$ 1.47	$ 1.79	$ 2.00	$ 0.48	$ 0.57
Return on average assets (ROAA)								
Average assets	$ 790,432	$ 955,892	$ 1,159,249	$ 1,449,769	$ 1,708,862	$ 1,978,220	$ 1,866,477	$ 2,038,094
ROAA (GAAP)	0.88%	0.80%	0.94%	1.09%	0.91%	1.11%	1.19%	1.30%
Pre-tax pre-provision ROAA (GAAP)	1.51%	1.65%	1.58%	1.51%	1.48%	1.47%	1.49%	1.64%
Return on average equity (ROAE)								
Average equity	$ 77,829	$ 89,056	$ 116,992	$ 169,814	$ 182,818	$ 200,886	$ 193,175	$ 209,482
ROAE (GAAP)	8.91%	8.63%	9.29%	9.32%	8.48%	10.92%	11.53%	12.63%
Pre-tax pre-provision ROAE (GAAP)	15.39%	17.67%	15.70%	12.88%	13.87%	14.51%	14.40%	15.96%

FVCBankcorp, Inc.

15

Appendix: Non-GAAP Financial Measures

Adjusted Operating Efficiency Ratio
(Dollars in thousands)

	For the Years Ended December 31,						For the Three Months Ended March 31,	
	2016	2017	2018	2019	2020	2021	2021	2022
Noninterest expense (GAAP)	$ 16,446	$ 19,346	$ 26,448	$ 28,877	$ 30,838	$ 34,540	$ 7,882	$ 8,442
Less: Merger-related expenses	-	-	3,339	133	-	1,445	-	125
Less: Impairment loss related to branch closures	-	-	-	-	676	-	-	-
Adjusted operating noninterest expense (non-GAAP)	**$ 16,446**	**$ 19,346**	**$ 23,109**	**$ 28,744**	**$ 30,162**	**$ 33,095**	**$ 7,882**	**$ 8,317**
Net interest income (GAAP)	$ 27,200	$ 32,107	$ 39,814	$ 48,063	$ 52,620	$ 57,947	$ 14,043	$ 15,051
Noninterest income (GAAP)	1,220	2,975	1,661	2,546	2,891	4,302	791	1,624
Efficiency ratio (GAAP)	57.87%	55.15%	63.77%	57.06%	55.55%	55.49%	53.13%	50.63%
Adjusted operating efficiency ratio (non-GAAP)	57.87%	55.15%	55.72%	56.80%	54.34%	53.17%	53.13%	49.88%

Tangible Common Equity & Tangible Book Value
(Dollars in thousands, except per share data)

	For the Years Ended December 31,						For the Three Months Ended March 31,	
	2016	2017	2018	2019	2020	2021	2021	2022
Tangible common equity (TCE)								
Shareholders' equity (GAAP)	$ 79,811	$ 98,283	$ 158,336	$ 179,078	$ 189,500	$ 209,796	$ 194,929	$ 200,873
Less: Intangible assets	119	99	8,443	8,689	8,357	8,052	8,277	7,982
TCE (non-GAAP)	**$ 79,692**	**$ 98,184**	**$ 149,893**	**$ 170,389**	**$ 181,143**	**$ 201,744**	**$ 186,652**	**$ 192,891**
Book value per share (GAAP)	$ 7.84	$ 9.04	$ 11.55	$ 12.88	$ 14.03	$ 15.28	$ 14.29	$ 14.38
Tangible book value per share (non-GAAP)	$ 7.83	$ 9.03	$ 10.93	$ 12.26	$ 13.41	$ 14.70	$ 13.69	$ 13.81

FVCBankcorp, Inc.

16

Financial Highlights

Financial Data as of 03/31/22
Dollars in Millions, Except Per Share Amounts

		2018	2019	2020	2021	2022 Q1
Balance Sheet	Total Assets	$1,153	$1,537	$1,821	$2,203	$2,090
	Total Loans, Net of Fees	$994	$1,271	$1,466	$1,504	$1,512
	Total Deposits	$1,024	$1,286	$1,532	$1,884	$1,819
	Total Equity	$158	$179	$190	$210	$209
Income Statement	Net Interest Income	$39.8	$48.1	$52.6	$57.9	$15.1
	Non Interest Income	$1.7	$2.5	$2.9	$4.3	$1.6
	Non Interest Expense	$19.3	$28.9	$30.8	$34.5	$8.4
	Net Income	$10.9	$15.8	$15.5	$21.9	$6.6
	Earnings Per Share	$0.85	$1.07	$1.10	$1.50	$0.45
Performance	ROAA [1]	0.94%	1.09%	0.91%	1.11%	1.30%
	ROAE [1]	9.29%	9.32%	8.48%	10.92%	12.63%
	Efficiency Ratio [2]	55.7%	57.1%	54.3%	53.2%	49.9%
	Net Interest Margin	3.51%	3.48%	3.28%	3.09%	3.15%
Asset Quality	NPAs [3] / Assets	0.57%	0.95%	0.52%	0.16%	0.17%
	Reserves / Loans	0.81%	0.81%	1.02%	0.92%	0.91%
	NPLs [4] / Assets	0.57%	0.70%	0.31%	0.16%	0.17%
	NCO Ratio	0.05%	0.05%	0.02%	0.04%	0.11%
Bank Level Capital Ratios	Tier 1 Leverage Ratio	11.79%	12.15%	11.65%	10.55%	10.96%

(1) Performance ratios presented are calculated using annualized GAAP net income.
(2) Excludes one-time transaction costs of $3.3 million for 2018, $0.13 million for 2019, $0.68 million for 2020, $1.8 million for 2021, and $125 thousand for 2022 Q1.
(3) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned
(4) Nonperforming loans defined as nonaccruals and 90+ days past due

FVCBankcorp, Inc.

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LOAN 5-YEAR HISTORY 18 For the Period Ended 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 3/31/2022 ($000s) C&I Portfolio Commercial & Industrial $ 83,262 $ 121,864 $ 96,995 $ 265,866 $ 196,428 $ 194,216 Owner Occupied CRE 120,965 157,486 205,892 182,851 190,334 201,527 Total C&I $ 204,227 $ 279,350 $ 302,887 $ 448,717 $ 386,762 $ 395,743 Commercial Real Estate Portfolio Nonowner Occupied CRE $ 296,166 $ 385,778 $ 481,835 $ 532,956 $ 597,889 $ 607,096 Multifamily 56,023 70,108 65,922 74,525 112,547 119,555 Construction & Development 122,729 153,046 214,827 221,469 190,917 180,729 Total CRE $ 474,918 $ 608,932 $ 762,584 $ 828,950 $ 901,353 $ 907,380 Other Loans Home Equity Lines $ 82,819 $ 80,096 $ 69,530 $ 64,478 $ 45,780 $ 40,785 Residential 1-4 86,253 130,482 114,932 104,470 156,581 158,370 Other Loans 40,460 37,883 31,791 19,468 13,373 10,197 Total Other $ 209,532 $ 248,461 $ 216,253 $ 188,416 $ 215,734 $ 209,352 Total Loans $ 888,677 $ 1,136,743 $ 1,281,724 $ 1,466,083 $ 1,503,849 $ 1,512,475

FVCB Business Strategy 19 FVCB aims to capitalize on market opportunities while maintaining disciplined and comprehensive credit underwriting. FVCB’s focus on providing high-touch, responsive, relationship-based client service allows it to compete effectively and exceed the needs of customers. Opportunity Blueprint for Success Organic Growth • Focus on relationships, generating “sticky” sustainable, core deposits • Continue to bolster existing market share • Hire seasoned lenders to scalable lending structure Opportunistic Growth • Explore potential strategic combinations • Cultivate relationships with institutional investors • Capitalize on attracting experienced bankers and new customers due to bank consolidation in local markets Maintain Credit Quality • Strong risk management culture • Disciplined underwriting • Constantly managing and overseeing credit quality Superior Technology • Leverage technology to improve efficiencies across bank processes • Partnering with Fintechs to expand digital banking products and services to attract larger, sophisticated commercial clients Profitability • Continued growth of return on assets and return on equity • Enhance net interest income • Leverage strong infrastructure to enhance efficient growth

FVCB Franchise History

Since inception, FVCbank has successfully executed a strategic plan focused on organic growth and opportunistic acquisitions without compromising asset quality or financial discipline

2007

November 2007
FVCbank is established $23mm offering @ $10 per share ($5.12 per share split adjusted) raised in 8 weeks

2010

Q1 2010
Reached sustained profitability

September 2010
Follow-On Offering #1 $6.3mm @ $12.50 per share ($6.40 per share split adjusted)

2012

February 2012
Follow-On Offering #2 $6.7mm @ $13.00/$13.50 per share ($6.66/$6.91 per share split adjusted)[1]

October 2012
Completed acquisition of 1st Commonwealth Bank of Virginia in Arlington, VA

2013

June 2013
Follow-On Offering #3 $21.9mm @ $13.50 per share ($6.91 per share split adjusted)

2015

April / May 2015
Five for Four Stock Split quoted on OTCQX

October 2015
Formed FVCBankcorp Holding Company

2016

May / June 2016
Five for Four Stock Split

June 2016
$25.0 mm 6% Subdebt

2017

August 2017
Private Reg. D Offering $10.0mm @ $20.00 per share ($16.00 per share split adjusted)

September 2017
Five for Four Stock Split

2018

May 2018
Announced acquisition of Colombo Bank in Rockville, MD

September 2018
Initial Public Offering $36.9mm @ $20.00 per share

October 2018
Completed acquisition of Colombo Bank in Rockville, MD

2021

August 2021
Announced acquisition of membership interest in Atlantic Coast Mortgage, LLC

(1) $13.00 for existing shareholders, $13.50 for new shares offered to the public
Source: S&P Global Market Intelligence; Company documents

FVCBankcorp, Inc.
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